SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant                ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐    Preliminary Proxy Statement
☐    Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to Section 240.14a-12

Arrhythmia Research Technology, Inc.
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 240-0-11 and identify the filing for
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ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
25 Sawyer Passway
Fitchburg, MA 01420
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
and
NOTICE OF ANNUAL MEETING
June 16, 2015

Proxy materials for the 2015 Annual Meeting of Stockholders of Arrhythmia Research Technology, Inc., are now available on the Internet. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

Dear Stockholder,
The Annual Meeting will be held at the Double Tree by Hilton, 99 Erdman Way, Leominster, Massachusetts on Tuesday, June 16, 2015 at
10:00 a.m., local time, for the following purposes:
1.To re-elect two Class II directors to hold office for three years until the 2018 annual meeting and until their successors are duly elected and qualified.
2.To approve a non-binding advisory vote on executive compensation (“say-on-pay”).
3.To approve an amendment to the Certificate of Incorporation to revise the preferred stock authorization from its current terms to blank check preferred stock.
4.To ratify the appointment of Wolf & Company P.C. as the Company’s independent registered public accounting firm.
5.To authorize to adjourn the Annual Meeting to a later date or dates if there are insufficient votes to approve the proposals.
6.To vote with respect to any other matters that may come before the Annual Meeting or any adjournment thereof, including matters incident to its conduct.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders. Only stockholders of record of the Company at the close of business on April 17, 2015 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company's principal executive offices located at 25 Sawyer Passway, Fitchburg, Massachusetts for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the Annual Meeting.
To access your proxy materials online, vote online or request to receive a paper or e-mail copy of your proxy materials, please see the instructions on the reverse side of this Notice.
To obtain directions to attend the Annual Meeting and vote in person, please call Investor Relations at (978) 345-5000.
You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To
Follow The Prompts To Vote Your Shares.
Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:
You will need your COMPANY ID, PROXY NUMBER & ACCOUNT NUMBER in order to access your proxy materials online, vote online or request to receive a paper or email copy of your proxy materials.
The Proxy materials are available for review at:
www.cstproxy.com/arthrt/2015

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting to be Held on June 16, 2015

•
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the information contained in the proxy materials before voting.

•	The Company’s Proxy Statement and Annual Report to Stockholders are available at:
www.cstproxy.com/arthrt/2015

•
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 5, 2015 to facilitate timely delivery.

The following proxy materials are available for you to review online at www.cstproxy.com/arthrt/2015
• the Notice and Proxy Statement for the Annual Meeting;
• the Proxy Card;
• the Company’s Annual Report to Stockholders for the year ended December 31, 2014.